SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):   October 17, 2003

Coastal Banking Company, Inc.
(Exact name of registrant as specified in its charter)

South Carolina	333-86371	57-1076099
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

36 Sea Island Parkway, Beaufort, South Carolina 29902
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:   (843) 522-1228

Not Applicable
(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.  Financial Statements. Pro Forma Financial Information and Exhibits.

             (c)          Exhibits

             Exhibit No.               Exhibit

             99.1                            Press Release of Coastal Banking Company, Inc. dated October 17, 2003.

Item 12.  Results of Operations and Financial Condition.

On October 17, 2003, Coastal Banking Company, Inc., holding company for Lowcountry National Bank, issued a press release announcing its financial results for the third quarter ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL BANKING COMPANY, INC. By: /s/ Randolph C. Kohn Name: Randolph C. Kohn Title: Chief Executive Officer

Dated: October 17, 2003

EXHIBIT INDEX

Exhibit Number                   Description

99.1        Earnings Press Release for the quarter ended September 30, 2003

4